Q1 2026 Earnings Presentation May 6, 2026

Forward-Looking Statements Certain statements set forth in this presentation constitute forward-looking statements (within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934) regarding Flotek Industries, Inc.’s business, financial condition, results of operations and prospects. Words such as will, continue, expects, anticipates, intends, plans, believes, seeks, estimates and similar expressions or variations of such words are intended to identify forward-looking statements, but are not the exclusive means of identifying forward-looking statements in this presentation. Although forward-looking statements in this presentation reflect the good faith judgment of management, such statements can only be based on facts and factors currently known to management. Consequently, forward-looking statements are inherently subject to risks and uncertainties, and actual results and outcomes may differ materially from the results and outcomes discussed in the forward-looking statements. Further information about the risks and uncertainties that may impact the Company are set forth in the Company’s most recent filing with the Securities and Exchange Commission on Form 10-K and Form 10-Q (including, without limitation, in the "Risk Factors" section thereof), and in the Company’s other SEC filings and publicly available documents. Readers are urged not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. The Company undertakes no obligation to revise or update any forward-looking statements in order to reflect any event or circumstance that may arise after the date of this presentation. This presentation includes certain non-GAAP measures. Please refer to the reconciliations provided in the earnings press release and the appendix in this presentation for the most comparable GAAP measure. // 2

92% 8% 1Q25 50%50% 1Q26 Transformation to Data-Driven Growth // 3 THE CONVERGENCE OF REAL-TIME DATA AND CHEMISTRY SOLUTIONS Transforming business through real-time data, monitoring and process control across the energy & infrastructure value chain utilizing proprietary technologies Data Analytics Sustainable chemistry solutions to maximize customer’s value chain while minimizing their environmental impact Chemistry Technologies FLOTEK INDUSTRIES PROFILE: Founded: 1985 Employees: 162 Headquarters: Houston Patents: >130 Segment Gross Profit Contribution: $15.5MM$12.4MM

Flotek Q1 2026 Highlights

GROWTH TRAJECTORY CONTINUES INTO 2026

FTK LISTED NYSE

In $MM	1Q26	1Q25	% Change
Revenue	$ 70.1	$ 55.4	27%
Gross Profit	$ 15.5	$ 12.4	25%
Net Income	$ 4.7	$ 5.4	(13)%
Adj. EBITDA*	$ 9.1	$ 6.3	44%
Diluted EPS	$ 0.12	$ 0.17	(29)%

FY 2026 GUIDANCE

Metric	Guidance Range	Midpoint Vs. 2025 Actual
Revenue:	$270MM - $290MM	+18%
Adj. EBITDA:**	$36MM - $41MM	+17%

- Total revenue grew 27% as compared to the first quarter of 2025 highlighted by 295% growth in Data Analytics revenue
- Data Analytics accounted for 50% of Company gross profit versus 8% in the prior-year quarter
- The XSPCT™ analyzer named Product of the Year at the 2026 Analyzer Technology Conference
- 2026 guidance builds upon multi-year trend of transformational revenue and profitability growth

*Adjusted EBITDA is a non-GAAP measure. See the Appendix in this presentation for a reconciliation to the most comparable GAAP measure. Calculations above do not add back non-cash amortization of contract assets totaling $2.2 million and $1.5 million during the first quarters of 2026 and 2025, respectively.

** A non-GAAP measure. See the "Unaudited Reconciliation of Non-GAAP Items and Non-Cash Items Impacting Earnings" tables in the appendix for more information about this measure. We are unable to reconcile this forward-looking non-GAAP measure to the most directly comparable GAAP measure without unreasonable efforts, as we are unable to predict with a reasonable degree of certainty the impact of certain items that would be expected to impact the GAAP measure, including, among other items, certain stock-based compensation costs and interest costs related to fluctuations in borrowings outstanding under the Company's asset based loan. These items do not impact the non-GAAP measure. Guidance does not add back non-cash amortization of contract assets estimated to total $8.4 million during 2026.

// 4

FLOTEK

$(29.5) $(3.5) $14.7 $32.8 -5% 13% 21% 25% -7% -2% 3% 8% 13% 18% 23% 28% $(30.0) $(20.0) $(10.0) $- $10.0 $20.0 $30.0 $40.0 2022 2023 2024 2025 2026** G ro ss M a rg in A d j. E B IT D A * ($ M M ) Adj.EBITDA* Gross Margin // 5 Transformational Growth Storyline Continues 10yr Supply Contract Secured New Executive Leadership Launched PWRtekTM & XSPCTTM Data Analytics Upstream Market Entry REAL-TIME SOLUTIONS UNLOCK FUTURE SHAREHOLDER VALUE First Utilities Contract TURNAROUND FOUNDATION LEADERSHIP CATALYST DATA BREAKTHROUGH HIGH-MARGIN RAMP EXPLOIT NEW MARKETS *Adjusted EBITDA is a non-GAAP measure. See the Appendix in this presentation for a reconciliation to the most comparable GAAP measure. Calculations above do not add back non-cash amortization of contract assets totaling $6.3 million, $5.6 million, $5 million and $3.4 million during the years ended December 31, 2025, 2024, 2023 and 2022, respectively. ** A non-GAAP measure. See the “Unaudited Reconciliation of Non-GAAP Items and Non-Cash Items Impacting Earnings” tables in the appendix for more information about this measure. We are unable to reconcile this forward-looking non-GAAP measure to the most directly comparable GAAP measure without unreasonable efforts, as we are unable to predict with a reasonable degree of certainty the impact of certain items that would be expected to impact the GAAP measure, including, among other items, certain stock-based compensation costs and interest costs related to fluctuations in borrowings outstanding under the Company’s asset based loan. These items do not impact the non-GAAP measure. Guidance does not add back expected non-cash amortization of contract assets totaling $8.4 million during 2026. Guidance range $36-41

Market Expansion Through Strategic Execution TOTAL ADDRESSABLE MARKET EXCEEDING $15B PER YEAR COMPLETION CHEMISTRY (PCMTM) // 6 DIGITAL VALUATION (XSPCT TM) MOBILE POWER GENERATION FLARE MONITORING (VERACALTM) GRID & DATA CENTER POWER GENERATION Water Treatment

Data Analytics (DA) // 7

Data Analytics: “Measure More Strategy” Upstream • Power Services: facilitates natural gas utilization in powering turbines and dual-fuel engines • Digital Valuation: delivers real-time product valuations for faster & more accurate Custody Transfer reporting • Flare Monitoring: assisting in the compliance of EPA regulations and enhanced flare efficiency control • Chemical Treatment: Autonomous & Continuous completion chemistry monitoring & treatment Midstream • Gas/Oil processing plant control and optimization • TransMix Pipeline batch detection to optimize pipeline transfer processes • Vapor Pressure Monitoring controls to achieve product specifications • Chemical Treatment: Autonomous & Continuous production/water chemistry monitoring & treatment Downstream • Process Controls: to optimize distillation tower efficiency • Chemical Quality Measurements in pipelines and terminals • Carbon Capture measurement for carbon credits and reporting REAL-TIME MEASUREMENTS FOR EXPANSION INTO NEW MARKETS // 8 Growth Emerging Markets

18% 82% 1Q 2026 Product Revenue Service Revenue* $2.6 $10.4 38% 75% 0% 10% 20% 30% 40% 50% 60% 70% 80% $- $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 1Q25 1Q26 Data Analytics Improvement Total Revenue Gross Margin % SERVICE REVENUE* GREW 785% SINCE Q1 2025 • Revenue from Power services contract expected to drive sequential DA revenue growth vs 1Q26. // 9 *Service revenues include rental related revenues 62% 38% 1Q 2025 Shift to DAAS Driven Revenue Data Analytics: High Margin Revenue Growth

Data Analytics: Technology Gaining Traction // 10 Recent Wins: • 21 Power Services measurement units added since closing PWRtek • 27 unit order from large OFS customer to monitor field gas for frac power and digital valuation • 15 unit order from major midstream customer for real-time crude/condensate quality measurement • Smart Skid rental to major IOC to optimize gas quality with real-time blending of field gas and CNG • XSPCT named Product of the Year at 2026 Analyzer Technology Conference POWER SERVICES SIGNIFICANTLY IMPROVES ANNUAL REVENUE BACKLOG $34.1 $29.6 $28.4 $28.2 $27.4 $- $5 $10 $15 $20 $25 $30 $35 $40 Q2-Q4 2027 2028 2029 2030 C o n tr ac te d R ec u rr in g R e ve n u e ($ M M ’s ) Data Analytics Recurring Contracted Backlog* *Includes PWRtek Lease Agreement and annual contractual services. Excludes revenue from Power Services Contract beyond 2026. 2026

Data Analytics: Power Services // 11 • Delivered enhanced real-time Blending & Conditioning smart skid in April, already live with an energy provider in May • Protects mobile gas-powered engines • Controls OEM engines to optimize efficiency and reduce maintenance downtime • Enables field gas as a cost-effective substitute to diesel or CNG • Delivers accurate, real-time BTU monitoring for precise royalty reporting and payment • Enhances safety and operational control through advanced warning and shutoff technology PWRTEK EXPANDS PATENTED GAS CONDITIONING TECHNOLOGY PORTFOLIO TM New Blending and Conditioning Smart Skid PWRtek Digital Interface and Controls Expect to have analyzers on more than 50% of currently active North American frac fleets by year-end

Data Analytics: Power Services Contract

FIRST INFRASTRUCTURE & UTILITIES POWER CONTRACT WON IN Q1 2026

FTK LISTED NYSE





Proposal
Contract Award
Site Visits & Selection
Power Load Assessment
Deployment
Phase 2 Extension

Key Contract Terms:

- Up to 50 MW deployment for federal disaster recovery
- 6-month initial term with customer option to extend 4 years
- Proprietary PWRtek™ reduces risks from variable gas quality in harsh conditions

Progress Update:

Phase 1- (12 MW total)

- Site prep work ongoing
- Gas conditioning, distribution and initial power (6 MW) deployed
- Additional 6 MW expected to deploy in late Q2 early Q3

Expected 2026 Impact: $12 million in revenue at ~30% gross margin

// 12

FLOTEK

Data Analytics: Digital Valuation // 13 • In 2025, the XSPCTTM analyzer was introduced for custody transfer and/or digital valuation (Gas & Crude Quality) – Accurate Real-time Data Quality/Volume Visibility – No Venting, No Consumables, Lower OpEx – Built to Last in Remote Field Environments • In Nov 2025, the XSPCTTM was the first optical spectrometer to successfully achieve the GPA 2172 standard • In March 2026, XSPCTTM was named Product of the Year at the 2026 Analyzer Technology Conference • 57 digital valuation units currently deployed or on order to be delivered vs 25 active units at year-end XSPCTTM CONTINUES TO EXPAND DATA ANALYTICS DAAS REVENUE XSPCT Analyzer Installed on customer location

Chemistry Technologies (ECT) // 14

Chemistry Technologies: Market Growth // 15 • Chemistry revenue increased 26% despite a (21%) drop in avg. fleet count • Middle East Sales for 2H2026 expected to ramp • Expecting growth in external chemistry sales in 2Q26 vs. 1Q26 • Prescriptive Chemistry Management (PCM) Data Services continues to emerge as growth opportunity in 2026 FLOTEK GAINS MARKET SHARE IN A CONTRACTING MARKET *Chemistry Technology Revenue excludes Related Party order shortfall payment “OSP” **Fleet Count numbers sourced from Primary Vision $45.3 $56.9 202 159 150 160 170 180 190 200 $- $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 1Q25 1Q26 Total Chemistry Revenue* Chemistry Revenue* Avg. Frac Fleet Count**

Flotek Industries

AN INDUSTRIALIZED PIVOT TO DATA DRIVEN GROWTH

FTK
LISTED
NYSE

Flotek Industries (FTK)



$18.50
$16.50
$14.50
$12.50
$10.50
$8.50
$6.50
$4.50
$2.50
356%
2023
2024
2025
2026

Industry: Energy & Technology

$mm	2025	2026 Md Pt
Revenue	$237	$280
Adj EBITDA**	$32.8	$38.5***

$mm	12/31/25	3/31/26
Net Debt	$37	$38.5
Leverage Ratio	1.1X	1X (a)
Market Cap	$519	$614

(a) using mid-point 2026 guidance

Flotek: Turnaround Story

- **Leadership:** New Executive Team 2023: Common Stock +356%* through Q1 2026
- **Growing Profits:** 1Q26 YoY Gross Profit was up 25%
- **Proven Momentum**: 3 Straight Years of Adjusted EBITDA** Growth

The Convergence of Real-time Data & Chemistry

- **Cycle-Resistant Revenue:** Long-term contracts shield against O&G volatility
- **Differentiated Tech:** Innovative Data and Chemistry solutions deliver superior value
- **2026 Growth Catalyst:** PWRtek™ unlocks high-margin recurring revenue

Proprietary Tech Fuels Recurring, High-Margin Growth

- **PWRtek ™:** Optimized asset protection on mobile gas-powered services
- **XSPCT ™:** 2026 Winner of Product of the Year at Analyzer Tech Conference
- **VeraCal ™:** Top OOOOb EPA-certified flare monitoring solution
- **Market Creation:** Expanded annual addressable market by >$3B in 2025

**New CEO Announced: June 6, 2023 closing stock price: $3.72 compared to March 31, 2026 closing stock price: $16.97*
***Adjusted EBITDA is a non-GAAP measure. See the Appendix in this presentation for a reconciliation to the most comparable GAAP measure.*
****A non-GAAP measure. See the "Unaudited Reconciliation of Non-GAAP Items and Non-Cash Items Impacting Earnings" tables in the appendix for more information about this measure. We are unable to reconcile this forward-looking non-GAAP measure to the most directly comparable GAAP measure without unreasonable efforts, as we are unable to predict with a reasonable degree of certainty the impact of certain items that would be expected to impact the GAAP measure, including, among other items, certain stock-based compensation costs and interest costs related to fluctuations in borrowings outstanding under the Company's asset based loan. These items do not impact the non-GAAP measure. $38.5 million reflects the mid-point of 2026 guidance as shown on slide 4 and does not add back expected non-cash amortization of contract assets totaling $8.4 million.*

// 16

FLOTEK

// 17 Louisiana Energy Conference May 26-28th 2026 Four Seasons New Orleans, LA Planet MicroCap 2026 June 16-18th 2026 Bellagio Hotel & Casino Las Vegas, NV Enercom Denver August 17-19th 2026 The Westin Denver, CO Lake Street Best Ideas Growth Conference September 2026 New York, NY Investor Contact: Mike Critelli ir@flotekind.com Upcoming 2026 Events JOIN US

Appendix

Data Analytics: Digital Valuation Solution

INITIAL PENETRATION INTO SIGNIFICANT UPSTREAM APPLICATIONS

FTK LISTED NYSE



Houston
San Antonio

No Shelter, No Calibration Gas, Remotely/Continuously Monitored



1360
1340
1320
1300
1280
1260
Example: 60 days of real-time BTU Values; demonstrates extreme variability.
★ GC Spot Sample Lab Test

We tested against Traditional Gas Chromatography (GC)

- **Zero GC Samples matched** the 60-day Average Gas BTU Value
- **20-25%** swings in "Associated Gas" BTU value
- **16% Variances** within manual sampling processes
- **Missed High Value Liquids** on "dry gas" wells

$4.4MM* ANNUAL PROCEEDS IMPACT PER UNIT

*$2.50 $/MMbtu @ 15mmscf/D

// 19

FLOTEK

Liquids In “Dry Associated Gas” // 20 $1.4MM* IN POTENTIAL ASSOCIATED GAS PROCEEDS High-Value Liquids Found in “Dry Gas” Typical Spectral Response for Associated Gas During Trial Water • Associated gas is “assumed” to be dry gas • GCs remove any liquids prior to measurement • Operators and mineral owners are not being compensated for “carry-over” products Liquids In “Dry Associated Gas” Line *$2.50 $/MMbtu @ 15mmscf/D

Data Analytics: Power Services

PATENTED TECHNOLOGY ENABLES SCALABLE, LOW COST, GRID-FREE ENERGY, & ENGINE PROTECTION

FTK LISTED NYSE

Alternative Fuel Source

- City Gas
- CNG
- Field Gas
- Waste/Biogas

Incumbent Fuel Source

Diesel
(Blending Substitute)

PWRtek

Engine Control Module

Measure

BTU
CH_4 Number
HHV
LHV
Wobbe Index
H_2S and CO_2
Volume
Density

Control

ESD Protection
Liquids Separation
Blending
Scrubbing
Durability
Efficiency
Smaller Footprint
Emissions

Distribute

Pressure
Temperature
Plug N Play
Redundancy
Optimize Volume

Reciprocating Engine





Gas Turbine

// 21

FLOTEK

Data Analytics: VeraCal Flare Solution

LEADING FLARE OOOOb/c MEASUREMENT SOLUTION

FTK LISTED NYSE

2025 Financial Lookback

- $2.2MM in 2025 total revenue, of which $900K in rental revenues
- Produced ~60% Gross Margins on total revenues

Compliance Approval on Flaring Measurement Application

- VeraCal was the first EPA approved alternative measurement solution
- Current US administration has rolled back enforcement reducing market demand

Our Flare Measurement System is Differentiated

- Rugged, simple installation on Combustor, Flare, VRU or ECD
- Continuous and autonomous monitoring
- No consumable calibration gas


ENVIRONMENTAL PROTECTION AGENCY
EPA
APPROVED

Pictured above: The proprietary VeraCal mobile flaring cart on location

// 22

FLOTEK

// 23

// 24 • Prescriptive Chemistry Management (PCM)TM – Proprietary energy chemistry solutions – Experienced chemistry energy team – Customized solutions to each well’s geology • AI Driven Analytics from >20,000 wells • 10+ Years with no HSE recordable incidents • Real-Time Field Data to Enhance Performance • Field Correlated Diagnostics • +130 Patents DELIVERING TOP TIER WELL PERFORMANCE IN INDUSTRY Chemistry Technologies: Competitive Advantage

Maximizing Customer Return on Investment Data Analytics/Physics Based Modeling on >20k Wells • +10 years Field Completion Data • Reservoir Similarities and Physicochemical Properties • Production Uplift Curve Analysis • Basin Water and Frac Water Properties A Decade of Data with Predictive Models • Polymer Viscosity & Friction Reduction Predictions • Clay Stabilization Analytics • Scale Inhibitor Database • Formation Damage Mechanism Identification Aligning with Vendors and Customers • Leverage vendor data where applicable • Utilize databases to streamline analytical procedures DATA-DRIVEN GEOCENTRIC MODELING DELIVERS PRECISION CHEMISTRY SOLUTIONS // 25

// 26 Recent Financials Unaudited Condensed Consolidated Balance Sheets (in thousands, except per share data)

Recent Financials Unaudited Condensed Consolidated Statement of Operations (in thousands, except per share data) // 27

// 28 Recent Financials Unaudited Condensed Consolidated Statements of Cash Flows (in thousands)

// 29 1) Management believes that EBITDA and Adjusted EBITDA for the three months ended March 31, 2026 and 2025 are useful to investors to assess and understand operating performance, especially when comparing those results with previous and subsequent periods. Management views the adjustments made to net income for certain non-cash or non-recurring items noted above to be outside of the Company’s normal operating results. Management analyzes operating results without the impact of the above items as an indicator of performance, to identify underlying trends in the business and cash flow from continuing operations, and to establish financial, compensation and operational objectives. Adjusted EBITDA as presented above does not add back non-cash amortization of contract assets totaling $2.2 million and $1.5 million, respectively, during the three months ended March 31, 2026 and 2025. Recent Financials Unaudited Reconciliation of Non-GAAP Items & Non-Cash Items Impacting Earnings (in thousands)(1)

// 30 1) Management believes that EBITDA and Adjusted EBITDA for the twelve months ended December 31, 2025, 2024, 2023 and 2022 are useful to investors to assess and understand operating performance, especially when comparing those results with previous and subsequent periods. Management views the adjustments made to net income for certain non-cash or non-recurring items noted above to be outside of the Company’s normal operating results. Management analyzes operating results without the impact of the above items as an indicator of performance, to identify underlying trends in the business and cash flow from continuing operations, and to establish financial, compensation and operational objectives. Adjusted EBITDA as presented above does not add back non-cash amortization of contract assets totaling $3.4 million, $5.0 million, $5.6 million and $6.3 million for the years ended December 31, 2022, 2023, 2024 and 2025, respectively. 2) Includes $4.4 million of expenses related to an asset acquisition for the twelve months ended December 31, 2025. Recent Financials Unaudited Reconciliation of Non-GAAP Items & Non-Cash Items Impacting Earnings (in thousands)(1)